EXHIBIT 99.1

Cinedigm Announces Third Quarter Fiscal 2015 Financial Results

Multi-platform OTT Digital Network CONtv To Launch March 3

LOS ANGELES (February 12, 2015) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the third quarter of fiscal 2015, which ended December 31, 2014.

•	Consolidated revenues were $31.3 million compared to $23.7 million in the second quarter and $34.9 million in the prior year quarter
•	Consolidated adjusted EBITDA was $15.7 million compared to $12.4 million in the second quarter and $17.7 million in the prior year quarter
•	Non-deployment revenues (Entertainment and Services) were $19.2 million compared to $11.9 million in the second quarter and $22.2 million in the prior year quarter.
•	Non-deployment adjusted EBITDA was $3.7 million compared to $1.2 million in the second quarter and $5.6 million in the prior year quarter

“We are pleased with this quarter’s results,” said Chris McGurk, Chairman and CEO. “Our release pipeline continues to fill with original, cast-driven films that can be leveraged across all our platforms, from theatrical to digital to the emerging OTT channels.  Our OTT business is accelerating with CONtv launching March 3 and our faith and family Dove Entertainment Channel scheduled for launch in summer 2015.  Our recent announcements regarding an OTT partnership with TV4 Entertainment and the planned launch of the new BRIGHT Edutainment OTT channel further solidify our strategy to create a diversified portfolio of digital networks.  All-in-all, we are seeing success both financially and operationally and are excited about the future.”

Operational Highlights

•
In last 12 months, signed new distribution deals for 74 original, cast-driven films, rapidly filling the release pipeline and providing an increased flow of new content to all platforms. New partners include The Asylum, American International Pictures, Great Point Media, Brand Entertainment, Moguldom and more;

•	Physical net product sales were strong in the holiday season, as Cinedigm secured solid retailer placements and implemented successful marketing tactics;
•
Cinedigm’s OTT digital network, CONtv, in partnership with Wizard World Comic Con, is scheduled to launch on March 3rd with nearly 1,500 hours of premium content, original series and Comic Con footage secured for the program lineup; and

•
Subsequent to quarter end, announced an OTT partnership with TV4 Entertainment and the planned launch of the BRIGHT Edutainment OTT channel, adding to Cinedigm’s diversified portfolio of digital networks.

Third Quarter Fiscal 2015 Detailed Results

Consolidated revenues were $31.3 million compared to $23.7 million in the second quarter and $34.9 million in the prior year quarter.  Phase 1 and Phase 2 Deployment revenues decreased by 5% for the three months ended December 31, 2014 as virtual print fees were impacted by a reduced releasing calendar in the current fiscal quarter as compared to the prior year fiscal quarter.

Cinedigm’s entertainment business continued to generate solid progress over the last 2 quarters although net sales did decline by $2.6 million, or 14%, for the three months ended December 31, 2014 as compared to the prior year period. The Company has signed a significant volume of new co-production business this year that we expect will contribute to growth in fiscal year 2016 but did not fully offset certain underperforming customer contracts, which are now terminated.  In addition, industry wide changes in consumer behavior continue to impact physical sales of entertainment content.

The Company reported consolidated adjusted EBITDA of $15.7 million compared to $12.4 million in the second quarter and $17.7 million in the prior year quarter.  Adjusted EBITDA from non-deployment business (Entertainment and Services) was $3.7 million compared to $1.2 million in the second quarter and $5.6 million in the prior year quarter.

The Company paid down $14.5 million of non-recourse and corporate debt in the quarter, with $43.6 million of total debt paid down in the first nine months of the fiscal year.

“The solid rebound in Cinedigm’s performance continued in our fiscal third quarter as we have rebuilt the release pipeline since last year’s GVE acquisition,” commented Adam Mizel, Chief Operating Officer. “In addition, CONtv will launch March 3rd as one of the largest OTT channels in terms of hours of content available.  Enthusiasm within the Comic Con audience is growing and we will be aggressively pursuing customers at the busy spring and summer Wizard World Comic Cons.”

“Third quarter is a seasonally strong quarter, and we are pleased that net retail sales of physical products performed very well for us. Clearly, the transition challenges earlier this fiscal year are behind us,” said Jeffrey Edell, Chief Financial Officer.   “Now, as we enter our seasonally slowest quarter, our focus is on maintaining sell in and managing returns, all while continuing to invest in OTT.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, stock-based compensation and expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of adjusted EBITDA to U.S. GAAP net income (loss). Adjusted EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with accounting principles generally accepted in the United States of America, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to the U.S. GAAP operating measure of net income (loss). In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with U.S. GAAP.

Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EST on February 12, 2015.  To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning February 12, 2015 at 7:30 p.m. EST, through February 17, 2015 at 11:59 p.m. EST. To access the replay, dial (800) 585-8367 (U.S.) or (404) 537-3406 (International) and use passcode: 83155606.

About Cinedigm

Cinedigm is a leading independent content distributor in the United States, with direct relationships with thousands of physical retail storefronts and digital platforms, including Wal-Mart, Target, iTunes, Netflix, and Amazon, as well as the national Video on Demand platform on cable television.  The company’s library of films and TV episodes encompasses award-winning documentaries from Docurama Films®, next-gen Indies from Flatiron Film Company®, acclaimed independent films and festival picks through partnerships with the Sundance Institute and Tribeca Films and a wide range of content from brand name suppliers, including National Geographic, Discovery, Scholastic, NFL, Shout Factory, Hallmark, Jim Henson and more.

Additionally, given Cinedigm’s infrastructure, technology, content and distribution expertise, the company has rapidly become a leader in the quickly evolving over-the-top digital network business.  Cinedigm’s first channel, DOCURAMA, launched in May 2014, and is currently available on over 165 million consumer devices including Roku, Xbox and Samsung, with additional platforms currently being rolled out.  Earlier this year, Cinedigm also announced plans for CONtv, a Comic Con branded channel, in partnership with WIZARD WORLD, for launch in Q4 2014.  The Company recently announced its third OTT channel via a partnership with The Dove Foundation. DOVE MOVIE CHANNEL will be a digital streaming subscription service targeted to families and kids seeking high quality and family friendly content approved by Dove.

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-F]

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:
Jill Newhouse Calcaterra
Cinedigm
jcalcaterra@cinedigm.com
310/466-5135

CINEDIGM CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data)

	December 31, 2014	March 31, 2014
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$29,594	$50,215
Accounts receivable, net	72,815	56,863
Inventory	2,637	3,164
Unbilled revenue	4,789	5,144
Prepaid and other current assets	18,055	8,698
Note receivable, current portion	124	112
Assets of discontinued operations, net of current liabilities	—	278
Total current assets	128,014	124,474
Restricted cash	6,751	6,751
Security deposits	208	269
Property and equipment, net	107,545	134,936
Intangible assets, net	32,835	37,639
Goodwill	32,701	25,494
Deferred costs, net	7,774	9,279
Accounts receivable, long-term	1,234	1,397
Note receivable, net of current portion	84	99
Assets of discontinued operations, net of current portion	—	5,660
Total assets	$317,146	$345,998

CINEDIGM CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data)
(continued)

	December 31, 2014	March 31, 2014
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	(Unaudited)
Current liabilities
Accounts payable and accrued expenses	$95,779	$72,604
Current portion of notes payable, non-recourse	33,159	33,825
Current portion of notes payable	23,794	19,219
Current portion of capital leases	626	614
Current portion of deferred revenue	2,993	3,214
Total current liabilities	156,351	129,476
Notes payable, non-recourse, net of current portion	135,297	164,779
Notes payable, net of current portion	18,269	23,525
Capital leases, net of current portion	5,015	5,472
Deferred revenue, net of current portion	10,741	12,519
Total liabilities	325,673	335,771
Commitments and contingencies
Stockholders’ (Deficit) Equity
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at December 31, 2014 and March 31, 2014, respectively. Liquidation preference of $3,648	3,559	3,559
Class A common stock, $0.001 par value per share; 210,000,000 and 118,759,000 shares authorized; 76,921,163 and 76,571,972 shares issued and 76,869,723 and 76,520,532 shares outstanding at December 31, 2014 and March 31, 2014, respectively	77	76
Class B common stock, $0.001 par value per share; 1,241,000 shares authorized; 1,241,000 shares issued and 0 shares outstanding, at December 31, 2014 and March 31, 2014, respectively	—	—
Additional paid-in capital	277,219	275,519
Treasury stock, at cost; 51,440 Class A shares	(172)	(172)
Accumulated deficit	(289,235)	(268,686)
Accumulated other comprehensive income (loss)	25	(69)
Total stockholders’ (deficit) equity	(8,527)	10,227
Total liabilities and stockholders’ (deficit) equity	$317,146	$345,998

CINEDIGM CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for share and per share data)
(Unaudited)

	For the Three Months Ended December 31,		For the Nine Months Ended December 31,
	2014	2013	2014	2013
Revenues	$31,276	$34,885	$77,854	$72,664
Costs and expenses:
Direct operating (exclusive of depreciation and amortization shown below)	9,110	11,013	20,925	19,558
Selling, general and administrative	8,062	6,949	24,075	18,743
(Benefit) provision for doubtful accounts	(378)	33	(206)	227
Restructuring, transition and acquisitions expense, net	487	3,921	2,250	2,421
Depreciation and amortization of property and equipment	9,400	9,444	28,167	27,901
Amortization of intangible assets	1,462	1,228	4,811	2,055
Total operating expenses	28,143	32,588	80,022	70,905
Income (loss) from operations	3,133	2,297	(2,168)	1,759
Interest expense, net	(4,929)	(5,051)	(14,957)	(14,507)
Loss on investment in non-consolidated entity	—	—	—	(1,812)
Other (expense) income, net	(31)	23	69	269
Change in fair value of interest rate derivatives	(106)	38	(281)	796
Loss from continuing operations	(1,933)	(2,693)	(17,337)	(13,495)
(Loss) income from discontinued operations	(342)	(7,689)	100	(9,042)
Loss on sale of discontinued operations	—	—	(3,045)	—
Net loss	(2,275)	(10,382)	(20,282)	(22,537)
Preferred stock dividends	(89)	(89)	(267)	(267)
Net loss attributable to common stockholders	$(2,364)	$(10,471)	$(20,549)	$(22,804)
Net loss per Class A and Class B common share attributable to common shareholders - basic and diluted:
Loss from continuing operations	$(0.03)	$(0.05)	$(0.23)	$(0.25)
Loss from discontinued operations	—	(0.12)	(0.04)	(0.17)
	$(0.03)	$(0.17)	$(0.27)	$(0.42)
Weighted average number of Class A and Class B common shares outstanding: basic and diluted	76,863,408	61,729,658	76,727,492	54,357,320

Following is the reconciliation of the Company's consolidated Adjusted EBITDA to consolidated GAAP net loss from continuing operations:

	For the Three Months Ended December 31,
($ in thousands)	2014	2013
Net loss from continuing operations	$(1,933)	$(2,693)
Add Back:
Depreciation and amortization of property and equipment	9,400	9,444
Amortization of intangible assets	1,462	1,228
Interest expense, net	4,929	5,051
Other income, net	31	(23)
Change in fair value of interest rate derivatives	106	(38)
Stock-based compensation and expenses	447	621
Restructuring, transition and acquisitions expense, net	487	3,921
Professional fees pertaining to litigation and compliance	768	—
Allocated costs attributable to discontinued operations	—	206
Adjusted EBITDA	$15,697	$17,717

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(9,018)	$(9,018)
Amortization of intangible assets	(11)	(13)
Income from operations	(2,922)	(3,106)
Intersegment services fees earned	—	5
Adjusted EBITDA from non-deployment businesses	$3,746	$5,585

	For the Nine Months Ended December 31,
($ in thousands)	2014	2013
Net loss from continuing operations	$(17,337)	$(13,495)
Add Back:
Depreciation and amortization of property and equipment	28,167	27,901
Amortization of intangible assets	4,811	2,055
Interest expense, net	14,957	14,507
Loss on investment in non-consolidated entity	—	1,812
Other income, net	(69)	(269)
Change in fair value of interest rate derivatives	281	(796)
Stock-based compensation and expenses	1,472	1,803
Restructuring, transition and acquisitions expense, net	2,250	2,421
Professional fees pertaining to litigation and compliance	1,009	—
Allocated costs attributable to discontinued operations	—	1,208
Adjusted EBITDA	$35,541	$37,147

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(27,055)	$(27,054)
Amortization of intangible assets	(34)	(39)
Income from operations	(8,126)	(8,351)
Intersegment services fees earned	—	16
Adjusted EBITDA from non-deployment businesses	$326	$1,719